UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2014

CIVITAS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36623	65-1309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor

Boston, Massachusetts 02210

(Address of Principal executive offices, including Zip Code)

(617) 790-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 17, 2014, Civitas Solutions, Inc. issued a press release disclosing its financial results for the fiscal year and fourth quarter ended September 30, 2014. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Civitas Solutions, Inc. on December 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS SOLUTIONS, INC.

/s/ Denis M. Holler
Date: December 17, 2014	Name: Denis M. Holler
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Civitas Solutions, Inc. on December 17, 2014.